                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                AIM GROWTH SERIES
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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

                                AIM GROWTH SERIES
                            AIM INDEPENDENCE NOW FUND
                           AIM INDEPENDENCE 2010 FUND
                           AIM INDEPENDENCE 2020 FUND
                           AIM INDEPENDENCE 2030 FUND
                           AIM INDEPENDENCE 2040 FUND
                           AIM INDEPENDENCE 2050 FUND

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                                                                   July 28, 2009

Dear Shareholder:

     AIM Growth Series (the "Trust") will hold a Special Meeting of Shareholders (the "Meeting") on August 27, 2009, in Houston, Texas. The purpose of the Meeting is to vote on an important proposal affecting the funds listed above (the "Funds"). This package contains important information about the proposal, a proxy statement, simple instructions on how to vote by phone or via the Internet, and a business reply envelope for you to vote by mail.

     The Board of Trustees of the Trust (the "Board") has carefully considered the proposal below, believe that it is in the best interests of the Funds and their shareholders, and unanimously recommend that you vote FOR the proposal. The enclosed proxy statement provides you with detailed information on the proposal, including how it will benefit shareholders.

     The Board is requesting that you:

          1. Approve changing the Funds' sub-classification from "diversified" to "non-diversified" and approve the elimination of a related fundamental investment restriction.

          2. Transact any other business, not currently contemplated, that may properly come before the Meeting, in the discretion of the proxies or their substitutes.

     The Board is recommending this change to provide the Funds with more investment flexibility and allow the Funds to implement desired changes to their investment objectives and strategies, as described in the enclosed proxy statement.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote your shares.

Sincerely,


Philip A. Taylor
President and Principal Executive
Officer

                                AIM GROWTH SERIES
                            AIM INDEPENDENCE NOW FUND
                           AIM INDEPENDENCE 2010 FUND
                           AIM INDEPENDENCE 2020 FUND
                           AIM INDEPENDENCE 2030 FUND
                           AIM INDEPENDENCE 2040 FUND
                           AIM INDEPENDENCE 2050 FUND

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 27, 2009

     To the Shareholders of the funds listed above, each a series portfolio of AIM Growth Series (each, a "Fund" and collectively, the "Funds").

     The Board of Trustees of the Trust (the "Board") has carefully considered the proposal below, believes that it is in the best interests of the Funds and their shareholders, and unanimously recommends that you vote FOR the proposal. The enclosed proxy statement provides you with detailed information on the proposal, including how it will benefit shareholders.

     We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Approve changing the Funds' sub-classification from "diversified" to "non-diversified" and approve the elimination of a related fundamental investment restriction.

          2. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on August 27, 2009, at 3:00 p.m., Central Time.

     Shareholders of record of one or more of the Funds as of the close of business on July 16, 2009, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD. THE BOARD IS SOLICITING YOUR VOTE ON THE PROPOSAL SET FORTH ABOVE. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIAL. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST'S SECRETARY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.


                                        John M. Zerr
                                        Secretary

July 28, 2009

                                AIM GROWTH SERIES
                            AIM INDEPENDENCE NOW FUND
                           AIM INDEPENDENCE 2010 FUND
                           AIM INDEPENDENCE 2020 FUND
                           AIM INDEPENDENCE 2030 FUND
                           AIM INDEPENDENCE 2040 FUND
                           AIM INDEPENDENCE 2050 FUND

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 27, 2009
                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

WHY DID WE SEND YOU THIS PROXY STATEMENT?

     We are sending you this Proxy Statement and the enclosed proxy card on behalf of the funds listed above, (each a "Fund," and together, the "Funds"), each a series portfolio of AIM Growth Series (the "Trust") because the Board of Trustees of the Trust (the "Board") is soliciting your proxy to vote at the Special Meeting of Shareholders and at any adjournments or postponements of the Special Meeting. This Proxy Statement provides you information about the business to be conducted at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     The Trust intends to mail this Proxy Statement, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about July 28, 2009, to all shareholders entitled to vote. The proxy material will also be available on or about July 28, 2009 at http://www.invescoaim.com. Shareholders of record of any class of a Fund as of the close of business on July 16, 2009 (the "Record Date"), are entitled to vote their respective shares at the applicable Special Meeting. The number of shares outstanding of each class of each Fund on the Record Date can be found in Exhibit A. Each share of a Fund that you own entitles you to one vote on each proposal set forth in the table below that applies to the Fund (a fractional share has a fractional vote).

     We have previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report for the period after the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact Invesco Aim Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or call (800) 959-4246. We will furnish such report(s) free of charge.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 on August 27, 2009, at 3:00 p.m., Central Time.

WHAT IS THE PROPOSAL TO BE VOTED ON AT THE SPECIAL MEETING?

     Shareholders of each Fund are being asked to approve changing the Fund's sub-classification from "diversified" to "non-diversified" and eliminating a related fundamental investment restriction. The proposed change in sub-classification will enable each Fund to implement a change to its investment objective and strategies and its mix of underlying funds, which was approved by the Board at a meeting held on June 17, 2009.

     Each of the Funds currently invests their assets in multiple AIM Funds and exchange-traded funds advised by Invesco PowerShares Capital Management LLC ("PowerShares"), an affiliate of Invesco Aim. The Board approved changing the Funds' underlying funds from multiple AIM Funds and PowerShares exchange-traded funds to a combination of AIM Balanced-Risk Allocation Fund ("ABRA") and cash instruments, including affiliated money market funds, or 100% ABRA. Because ABRA is sub-classified as a non-diversified fund, and the Funds will be investing a significant portion, or, in some cases, all of their assets in ABRA, the Board and Invesco Aim Advisors, Inc. ("Invesco Aim") believe that the Funds should also be sub-classified as non-diversified. While the changes to the Funds' investment objectives and strategies and the mix of underlying funds in which the Funds invest do not, in and of themselves, require shareholder approval, changes to the Funds' sub-classification status resulting from these changes do require shareholder approval.

     Shareholders may also transact any other business currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

WHAT OTHER CHANGES WILL BE MADE TO THE FUNDS IF SHAREHOLDERS APPROVE CHANGING THE FUNDS' SUB-CLASSIFICATION TO NON-DIVERSIFIED?

     If shareholders approve changing the Funds from diversified to non-diversified funds, then the following additional changes will be made to the Funds. These changes do not require shareholder approval.

     NAME CHANGE

     CURRENT FUND NAME                    NEW FUND NAME
--------------------------   --------------------------------------
AIM Independence Now Fund    AIM Balanced-Risk Retirement Now Fund
AIM Independence 2010 Fund   AIM Balanced-Risk Retirement 2010 Fund
AIM Independence 2020 Fund   AIM Balanced-Risk Retirement 2020 Fund
AIM Independence 2030 Fund   AIM Balanced-Risk Retirement 2030 Fund
AIM Independence 2040 Fund   AIM Balanced-Risk Retirement 2040 Fund
AIM Independence 2050 Fund   AIM Balanced-Risk Retirement 2050 Fund

     INVESTMENT OBJECTIVES

                                               CURRENT OBJECTIVE                     NEW OBJECTIVE
                                         -----------------------------   -------------------------------------
AIM Balanced-Risk Retirement Now Fund    Current income and, as a        Provide real return and, as a
                                         secondary objective, capital    secondary objective, capital
                                         appreciation.                   preservation.

AIM Balanced-Risk Retirement 2010 Fund   Provide capital appreciation    Provide total return with a low to
AIM Balanced-Risk Retirement 2020 Fund   and current income,             moderate correlation to traditional
AIM Balanced-Risk Retirement 2030 Fund   consistent with the fund's      financial market indices and, as a
AIM Balanced-Risk Retirement 2040 Fund   current asset allocation        secondary objective, capital
AIM Balanced-Risk Retirement 2050 Fund   strategy.                       preservation.

INVESTMENT STRATEGIES

                                               CURRENT STRATEGIES                    NEW STRATEGIES
                                         -----------------------------   -------------------------------------
All Funds                                Each fund is a "fund of         Each fund is a "fund of funds" and
                                         funds" and invests its assets   invests its assets in underlying
                                         in underlying funds rather      funds rather than directly in
                                         than directly in individual     individual securities. The underlying
                                         securities. The underlying      funds in which the funds invest are
                                         funds in which the funds        AIM Balanced-Risk Allocation Fund,
                                         invest are mutual funds         Liquid Assets Portfolio and Premier
                                         advised by Invesco Aim          Portfolio. Each fund will receive
                                         Advisors, Inc. and ETFs         exposure to equity, commodity, and
                                         advised by Invesco              fixed income markets through its
                                         PowerShares Capital             investment in AIM Balanced-Risk
                                         Management, Inc.                Allocation Fund.

AIM Balanced-Risk Retirement Now Fund    The fund seeks to meet its      The fund seeks to meet its investment
                                         objective by building a         objective by building a portfolio of
                                         portfolio of underlying         AIM Balanced-Risk Allocation Fund and
                                         funds. The advisor allocates    cash instruments. The sub-advisor
                                         the fund's assets among the     allocates the fund's assets among AIM
                                         underlying funds according to   Balanced-Risk Allocation Fund and
                                         an asset allocation strategy    cash instruments according to a
                                         that is appropriate for         strategy that the sub-advisor
                                         investors who have reached      believes is appropriate for investors
                                         their target retirement date.   who have reached their target
                                                                         retirement date.

AIM Balanced-Risk Retirement 2010 Fund   The fund seeks to meet its      The fund seeks to meets its
AIM Balanced-Risk Retirement 2020 Fund   objective by building a         investment objective by building a
AIM Balanced-Risk Retirement 2030 Fund   portfolio of underlying         portfolio of AIM Balanced-Risk
AIM Balanced-Risk Retirement 2040 Fund   funds. The advisor allocates    Allocation Fund and cash instruments.
AIM Balanced-Risk Retirement 2050 Fund   the fund's assets among the     The sub-advisor allocates the fund's
                                         underlying funds according to   assets among AIM Balanced-Risk
                                         an asset allocation strategy    Allocation Fund and cash instruments
                                         designed to maximize return     according to a strategy designed to
                                         with an appropriate risk        provide exposure to equity, fixed
                                         level for investors whose       income and commodity markets while
                                         target retirement date is       seeking to provide greater capital
                                         around the year of the          loss protection during down markets
                                         respective fund's date. This    with an appropriate risk level for
                                         asset allocation strategy       investors whose target retirement
                                         becomes increasingly            date is around the year of the
                                         conservative over time until    respective fund's date. This asset
                                         approximately three years       allocation strategy begins to become
                                         after the year of the           increasingly more conservative
                                         respective fund's date, when    approximately 10 years from the
                                         its assets allocation is        fund's target retirement date until
                                         anticipated to be similar to    the year of the respective fund's
                                         that of Independence Now.       date , when its asset allocation is
                                                                         anticipated to be similar to AIM
                                                                         Balanced-Risk Retirement Now Fund.

     The Board also approved changing the current management team of the Funds and the current benchmarks used for performance comparisons.

     Management may reevaluate whether to make the above changes if the change to any Fund's sub-classification is not approved.

HOW DO I VOTE IN PERSON?

     If you do attend the Special Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares were held in the name of your broker, bank or other nominee, you are required to bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. The letter must also state whether before the Special Meeting you authorized a proxy to vote for you and if so, how you instructed such proxy to vote. Please call the Trust at (800) 952-3502 if you plan to attend the Special Meeting.

HOW DO I VOTE BY PROXY?

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting or to vote at the Special Meeting if you choose to do so.

     If you properly complete and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of the Trust as follows and in accordance with management's recommendation on other matters:

          - FOR changing the Funds' sub-classification from "diversified" to "non-diversified" and eliminating a related fundamental investment restriction.

     Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Special Meeting.

     Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

HOW DO I VOTE BY TELEPHONE OR THE INTERNET?

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement.

MAY I REVOKE MY VOTE?

     If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised. You can do this in one of four ways:

          - You may send in another proxy card at a later date, prior to the Shareholder Meeting.

          - If you submitted a proxy by telephone, via the Internet or via an alternative method of voting permitted by your broker, you may submit another proxy by telephone, via the Internet, or via such alternative method of voting, or send in another proxy with a later date.

          - You may notify the Trust's Secretary in writing before the Special Meeting that you have revoked your proxy.

          - You may vote in person at the Special Meeting, as set forth above under the heading, "How Do I Vote in Person?"

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for the proposal for a particular Fund if shareholders entitled to vote one-third of the issued and outstanding shares of such Fund on the Record Date are present at the Special Meeting in person or by proxy.

     Under rules applicable to broker-dealers, your broker will not be entitled to vote on the proposal unless it has received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. The proposal described in this proxy statement is considered non-routine and, therefore, your broker will not be permitted to vote your shares if it has not received instructions from you, and the shares will be considered "broker non-votes." As a result, we urge you to complete and send in your proxy or voting instructions so your vote can be counted.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

COULD THERE BE AN ADJOURNMENT OF THE SPECIAL MEETING?

     If a quorum is not present at the Special Meeting for a Fund or a quorum is present but sufficient votes to approve the proposal are not received, then the person(s) presiding over the Special Meeting or the persons named as proxies may propose one or more adjournments of the Special Meeting of the Fund to allow for further solicitation of proxies. Any such adjournment will require the affirmative vote of one-third of those shares represented in person or by proxy at the Special Meeting for the Fund. In connection with a proposed adjournment the persons named as proxies will vote those proxies that they are entitled to vote in accordance with management's recommendations or otherwise as they deem appropriate under the circumstances.

WHAT IS THE VOTE NECESSARY TO APPROVE THE PROPOSAL?

     Approval of the proposal requires the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present for purposes of establishing quorum but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the proposal because approval of the proposal requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

HOW WILL PROXIES BE SOLICITED AND WHO WILL PAY?

     The Trust has engaged the services of Computershare Fund Services ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs for the Funds are currently estimated to be in the aggregate approximately [$8,382]. The Trust expects to solicit proxies principally by mail, but the Trust or Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Trust's officers will not receive any additional or special compensation for any such solicitation. The Funds and Invesco Aim will each pay a portion of the cost of soliciting proxies.

WILL ANY OTHER MATTERS BE VOTED ON AT THE SPECIAL MEETING?

     Management is not aware of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted on those matters in accordance with management's recommendation.

HOW MAY A SHAREHOLDER PROPOSAL BE SUBMITTED?

     As a general matter, the Funds do not hold regular meetings of shareholders. Shareholder proposals for consideration at a meeting of shareholders of a Fund should be submitted to the Trust at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a meeting of shareholders, the Trust must receive proposals within a reasonable time, as determined by the Trust's management, before proxy materials are prepared for the meeting. Such proposals also must comply with applicable law.

                                    PROPOSAL

        APPROVAL OF A CHANGE IN THE SUB-CLASSIFICATION UNDER THE 1940 ACT
         FROM DIVERSIFIED FUNDS TO NON-DIVERSIFIED FUNDS AND ELIMINATION
                 OF A RELATED FUNDAMENTAL INVESTMENT RESTRICTION

WHAT AM I BEING ASKED TO APPROVE?

     The Funds are currently sub-classified as "diversified" funds for purposes of Section 5(b)(1) of the Investment Company Act of 1940 (the "1940 Act"). As diversified funds, each Fund is limited as to the amount it may invest in any single issuer. Specifically, for 75% of its total assets, a Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, for 75% of its total assets, a Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to investments in U.S. government securities, securities of other investment companies (for example, other funds), cash and cash items.

     ABRA, the new underlying investment holding for each of the Funds, is a non-diversified fund. Because ABRA is sub-classified as a non-diversified fund and the Funds will be investing a significant portion, or, in some cases, all of their assets in ABRA, the Board and Invesco Aim believe that the Funds should also be sub-classified as non-diversified. Section 13(a) (1) of the 1940 Act requires that shareholders of a fund approve a change to the fund's sub-classification from "diversified" to "non-diversified." Accordingly, the Board is requesting your approval to change the Funds' status from diversified to non-diversified.

     In addition, each Fund currently has a fundamental investment limitation on diversification (which may only be changed with shareholder approval), which provides that the Fund "may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer." If shareholders approve changing the Funds' sub-classification from diversified to non-diversified, this corresponding fundamental investment limitation will be eliminated.

     As a result, if the proposal is approved by shareholders, the Funds will no longer be subject to the diversification limitation required by Section 5(b)(1) of the 1940 Act and the Funds' current fundamental investment limitation on diversification. The Funds will, however, continue to be subject to Federal tax diversification restrictions (see below).

HOW WILL THE PROPOSED CHANGE TO THE FUNDS' SUB-CLASSIFICATION BENEFIT MY FUND?

     The Funds will remain structured as funds of funds. However, the Board has approved changing the mix of underlying funds in which the Funds will invest so that each Fund will invest a significant portion, or, in some cases, all of its assets in ABRA a non-diversified fund, at any given time, as opposed to the Funds' current investments in multiple underlying funds. The proposed change to the Funds' sub-classification will allow Invesco Aim to implement this change to the Funds mix of underlying funds as well as a related change to the Funds' investment objective and strategies as described herein. Invesco Aim is proposing that the Funds invest all or a significant portion of their assets in ABRA in order to, among other things, lower the Funds' exposure to equity risk as each Fund reaches its target retirement date. Through ABRA's balanced investment approach of providing exposure to equity, fixed income and commodities markets, ABRA seeks to provide greater capital loss protection than traditional balanced funds, which in turn, may better balance the risk of the Funds. A more detailed description of the objectives, strategies and risks of ABRA is included in the ABRA prospectus, which can be obtained, free of charge, by calling (800) 959-4246, or on http://www.invescoaim.com.

     Although the Funds would no longer be subject to the 1940 Act diversification restrictions if shareholders approve the proposal, the Funds will continue to be subject to Federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRC"). For purposes of the IRC, the Funds operate as a series "regulated investment company." As such, the Funds must meet certain diversification requirements, including the requirement that, in general, at least 50% of the market value of the Funds' total assets at the close of each quarter of the Funds' taxable year must be invested in cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and securities of issuers (including foreign governments) with respect to which the Funds have invested no more than 5% of its total assets in securities of any one issuer and owns no more than 10% of the outstanding voting securities of any issuer. The Funds also must invest no more than 25% of the value of their total assets in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers that the Funds control and are engaged in the same, similar or related trades or businesses or, collectively, in the securities of certain publicly traded partnerships. These limits apply only as of the close of each quarter of the Funds' taxable year. These Federal tax diversification requirements may change in the future without shareholder approval.

WHEN WILL THE PROPOSAL BE IMPLEMENTED?

     The Board anticipates that this proposal, if approved, will be effective on or about August 31, 2009, upon appropriate disclosure being made in the Funds' Prospectuses and Statement of Additional Information.

WHAT IS THE BOARD'S RECOMMENDATION ON THE PROPOSAL?

     At in-person meetings held on June 16-17, 2009, the Board for the Funds considered the recommendation of Invesco Aim to change the Funds' sub-classification under the 1940 Act to a non-diversified company and to eliminate the Funds' related fundamental investment restriction. The Board considered all relevant factors, including the potential impact of the proposal on the Funds. Following its consideration of these matters, the Board unanimously approved the proposed change in the Funds' sub-classification to "non-diversified" and the elimination of the Funds' related fundamental investment restriction.

     The Board, including the independent trustees of the Board, unanimously recommends that you vote "FOR" the proposal.

                               PENDING LITIGATION

     Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Aim, INVESCO Funds Group, Inc. ("IFG"), Invesco Aim Distributors, Inc. ("Invesco Aim Distributors") and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the AIM Funds; and (ii) that certain AIM Funds inadequately employed fair value pricing. Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM Funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Funds' public filings with the Securities and Exchange Commission and on Invesco Aim's internet website at http://www.invescoaim.com.

                             ADDITIONAL INFORMATION

WHO IS THE FUNDS' INVESTMENT ADVISER AND ADMINISTRATOR?

     Invesco Aim Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the investment adviser and administrator for the Funds.

WHO ARE THE FUNDS' CURRENT SUB-ADVISERS?

     The following affiliates of the advisor (collectively, the "affiliated sub-advisors") serve as sub-advisors to the Funds and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds:

     Invesco Asset Management Deutschland GmbH, located at An der Welle 5, 1st Floor, Frankfurt, Germany 60322.

     Invesco Asset Management Limited, located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom.

     Invesco Asset Management (Japan) Limited, located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan.

     Invesco Australia Limited, located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia.

     Invesco Global Asset Management (N.A.), Inc., located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

     Invesco Hong Kong Limited, located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong.

     Invesco Institutional (N.A.), Inc., located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

     Invesco Senior Secured Management, Inc., located at 1166 Avenue of the Americas, New York, New York 10036.

     Invesco Trimark Ltd., located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7.

     It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., which will be renamed Invesco Advisers, Inc. The combined entity will serve as the Funds investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this merger will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the Fund's Statement of Additional Information.

WHO IS THE FUNDS' PRINCIPAL UNDERWRITER?

     Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the principal underwriter for each Fund.

HOW MANY SHARES OF THE FUNDS DOES MANAGEMENT OWN?

     To the best knowledge of the Trust, as of July 16, 2009, no trustee or executive officer of the Trust owned shares of beneficial interest of any class of AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund.

DOES ANYONE OWN MORE THAN 5% OF A FUND?

     A list of the name, address and percent ownership of each person who, as of July 16, 2009, to the knowledge of the Trust owned 5% or more of any class of the outstanding shares of each Fund can be found in Exhibit B.

HOW MANY COPIES OF THE PROXY STATEMENT WILL I RECEIVE IF I SHARE MY MAILING ADDRESS WITH ANOTHER SECURITY HOLDER?

     Unless we have been instructed otherwise, we are delivering only one proxy statement to multiple shareholders sharing the same address. We will however, upon written or oral request, promptly deliver a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered. You may direct this request to Invesco Aim Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or call (800) 959-4246 for requesting additional proxy statements.

                                                                       EXHIBIT A

                SHARES OF THE FUNDS OUTSTANDING ON JULY 16, 2009

                                         NUMBER OF SHARES
                                          OUTSTANDING ON
NAME OF FUND (CLASS)                       JULY 16, 2009
--------------------                     ----------------
AIM Independence Now Fund.............
Class A...............................
Class B...............................
Class C...............................
Class R...............................
Class Y...............................
Institutional Class...................
AIM Independence Now 2010 Fund........
Class A...............................
Class B...............................
Class C...............................
Class R...............................
Class Y...............................
Institutional Class...................
AIM Independence Now 2020 Fund........
Class A...............................
Class B...............................
Class C...............................
Class R...............................
Class Y...............................
Institutional Class...................
AIM Independence Now 2030 Fund........
Class A...............................
Class B...............................
Class C...............................
Class R...............................
Class Y...............................
Institutional Class...................
AIM Independence Now 2040 Fund........
Class A...............................
Class B...............................
Class C...............................
Class R...............................
Class Y...............................
Institutional Class...................
AIM Independence Now 2050 Fund........
Class A...............................
Class B...............................
Class C...............................
Class R...............................
Class Y...............................
Institutional Class...................

                                                                       EXHIBIT B

                        OWNERSHIP OF SHARES OF THE FUNDS

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 16, 2009, to the best knowledge of Trust owned 5% or more of any class of the outstanding shares of a Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                     Number
                                       of      Percent of                                       Number of     Percent
                                     Shares       Class                                           Shares     of Class
Name of Fund and Name and           Owned of    Owned of    Name of Fund and Name and           Owned of     Owned of
Address of Record Owner     Class    Record    Record (1)    Address of Record Owner    Class    Record     Record (1)
-------------------------   -----   --------   ----------   -------------------------   -----   ---------   ---------
AIM INDEPENDENCE NOW FUND

----------
(1) The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                     Number                                                       Number
                                       of      Percent of                                           of        Percent
                                     Shares       Class                                           Shares     of Class
Name of Fund and Name and           Owned of    Owned of    Name of Fund and Name and            Owned of    Owned of
Address of Record Owner     Class    Record    Record (1)    Address of Record Owner    Class     Record    Record (1)
-------------------------   -----   --------   ----------   -------------------------   -----   ---------   ----------
AIM INDEPENDENCE 2010 FUND

----------
(1) The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                     Number
                                       of      Percent of                                       Number of     Percent
                                     Shares       Class                                           Shares     of Class
Name of Fund and Name and           Owned of    Owned of    Name of Fund and Name and            Owned of    Owned of
Address of Record Owner     Class    Record    Record (1)    Address of Record Owner    Class    Record     Record (1)
-------------------------   -----   --------   ----------   -------------------------   -----   ---------   ----------
AIM INDEPENDENCE 2020 FUND

                                     Number
                                       of      Percent of                                       Number of     Percent
                                     Shares       Class                                           Shares     of Class
Name of Fund and Name and           Owned of    Owned of    Name of Fund and Name and            Owned of    Owned of
Address of Record Owner     Class    Record    Record (1)    Address of Record Owner    Class    Record     Record (1)
-------------------------   -----   --------   ----------   -------------------------   -----   ---------   ----------


----------
(1) The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                     Number
                                       of      Percent of                                       Number of     Percent
                                     Shares       Class                                           Shares     of Class
Name of Fund and Name and           Owned of    Owned of    Name of Fund and Name and            Owned of    Owned of
Address of Record Owner     Class    Record    Record (1)    Address of Record Owner    Class     Record    Record (1)
-------------------------   -----   --------   ----------   -------------------------   -----   ---------   ----------
AIM INDEPENDENCE 2030 FUND

----------
(1) The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                     Number
                                       of      Percent of                                       Number of     Percent
                                     Shares       Class                                           Shares     of Class
Name of Fund and Name and           Owned of    Owned of    Name of Fund and Name and            Owned of    Owned of
Address of Record Owner     Class    Record    Record (1)    Address of Record Owner    Class     Record    Record (1)
-------------------------   -----   --------   ----------   -------------------------   -----   ---------   ----------
AIM INDEPENDENCE 2040 FUND

----------
(1) The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                     Number
                                       of      Percent of                                       Number of     Percent
                                     Shares       Class                                           Shares     of Class
Name of Fund and Name and           Owned of    Owned of    Name of Fund and Name and            Owned of    Owned of
Address of Record Owner     Class    Record    Record (1)    Address of Record Owner    Class     Record    Record (1)
-------------------------   -----   --------   ----------   -------------------------   -----   ---------   ----------
AIM INDEPENDENCE 2050 FUND

----------
(1) The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

IND-PROXY-1

                                         FOUR EASY WAYS TO VOTE YOUR PROXY

(INVESCO AIM(SM) LOGO)   INTERNET:  Go to XXXXXXXXXXXXX and follow the online directions.
                         TELEPHONE: Call XXXXXXXXXXX and follow the simple instructions.
                         MAIL:      Vote, sign, date and return your proxy by mail.
                         IN PERSON: Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM INDEPENDENCE NOW FUND (THE "FUND")                       PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM GROWTH SERIES (THE "TRUST")          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                               HELD AUGUST 27, 2009

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on August 27, 2009, at 3:00 p.m., Central
Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES
WILL BE VOTED "FOR" THE PROPOSAL.

                                                             NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                   PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                             (ARROW)

                                                                   PROXY MUST BE SIGNED AND DATED BELOW.

                                                             Dated
                                                                   ----------------------


                                                             ------------------------------------------------------
                                                             Signature(s) (if held jointly)       (SIGN IN THE BOX)

                                                             NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                                                             PROXY CARD. All joint owners should sign. When signing
                                                             as executor, administrator, attorney, trustee or
                                                             guardian or as custodian for a minor, please give full
                                                             title as such. If a corporation, limited liability
                                                             company, or partnership, please sign in full entity
                                                             name and indicate the signer's position with the
                                                             entity.

                                                                                     (ARROW)

*--+

                                                             (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR
                                                                       BLUE INK OR NUMBER 2 PENCIL. [X] (ARROW)
                                                                       PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                            FOR   AGAINST   ABSTAIN

1.   To approve changing the Fund's sub-classification from "diversified" to                [ ]     [ ]       [ ]
     "non-diversified" and eliminating the Fund's related fundamental investment restriction on diversification.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                         FOUR EASY WAYS TO VOTE YOUR PROXY

(INVESCO AIM(SM) LOGO)   INTERNET:  Go to XXXXXXXXXXXXX and follow the online directions.
                         TELEPHONE: Call XXXXXXXXXXX and follow the simple instructions.
                         MAIL:      Vote, sign, date and return your proxy by mail.
                         IN PERSON: Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM INDEPENDENCE 2010 FUND (THE "FUND")                      PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM GROWTH SERIES (THE "TRUST")          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                               HELD AUGUST 27, 2009

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on August 27, 2009, at 3:00 p.m., Central
Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES
WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE PROPOSAL.

                                                             NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                   PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                             (ARROW)

                                                                   PROXY MUST BE SIGNED AND DATED BELOW.

                                                             Dated
                                                                   ----------------------


                                                             ------------------------------------------------------
                                                             Signature(s) (if held jointly)       (SIGN IN THE BOX)

                                                             NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                                                             PROXY CARD. All joint owners should sign. When signing
                                                             as executor, administrator, attorney, trustee or
                                                             guardian or as custodian for a minor, please give full
                                                             title as such. If a corporation, limited liability
                                                             company, or partnership, please sign in full entity
                                                             name and indicate the signer's position with the
                                                             entity.

                                                                                     (ARROW)

*--+

                                                             (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR
                                                                       BLUE INK OR NUMBER 2 PENCIL. [X] (ARROW)
                                                                       PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                            FOR   AGAINST   ABSTAIN

1.   To approve changing the Fund's sub-classification from "diversified" to                [ ]     [ ]       [ ]
     "non-diversified" and eliminating the Fund's related fundamental investment restriction on diversification.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                         FOUR EASY WAYS TO VOTE YOUR PROXY

(INVESCO AIM(SM) LOGO)   INTERNET:  Go to XXXXXXXXXXXXX and follow the online directions.
                         TELEPHONE: Call XXXXXXXXXXX and follow the simple instructions.
                         MAIL:      Vote, sign, date and return your proxy by mail.
                         IN PERSON: Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM INDEPENDENCE 2020 FUND (THE "FUND")                      PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM GROWTH SERIES (THE "TRUST")          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                               HELD AUGUST 27, 2009

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on August 27, 2009, at 3:00 p.m., Central
Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES
WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE PROPOSAL.

                                                             NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                   PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                             (ARROW)

                                                                   PROXY MUST BE SIGNED AND DATED BELOW.

                                                             Dated
                                                                   ----------------------


                                                             ------------------------------------------------------
                                                             Signature(s) (if held jointly)       (SIGN IN THE BOX)

                                                             NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                                                             PROXY CARD. All joint owners should sign. When signing
                                                             as executor, administrator, attorney, trustee or
                                                             guardian or as custodian for a minor, please give full
                                                             title as such. If a corporation, limited liability
                                                             company, or partnership, please sign in full entity
                                                             name and indicate the signer's position with the
                                                             entity.

                                                                                     (ARROW)

*--+

                                                             (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR
                                                                       BLUE INK OR NUMBER 2 PENCIL. [X] (ARROW)
                                                                       PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                            FOR   AGAINST   ABSTAIN

1.   To approve changing the Fund's sub-classification from "diversified" to                [ ]     [ ]       [ ]
     "non-diversified" and eliminating the Fund's related fundamental investment restriction on diversification.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                         FOUR EASY WAYS TO VOTE YOUR PROXY

(INVESCO AIM(SM) LOGO)   INTERNET:  Go to XXXXXXXXXXXXX and follow the online directions.
                         TELEPHONE: Call XXXXXXXXXXX and follow the simple instructions.
                         MAIL:      Vote, sign, date and return your proxy by mail.
                         IN PERSON: Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM INDEPENDENCE 2030 FUND (THE "FUND")                      PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM GROWTH SERIES (THE "TRUST")          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                               HELD AUGUST 27, 2009

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on August 27, 2009, at 3:00 p.m., Central
Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES
WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE PROPOSAL.

                                                             NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                   PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                             (ARROW)

                                                                   PROXY MUST BE SIGNED AND DATED BELOW.

                                                             Dated
                                                                   ----------------------


                                                             ------------------------------------------------------
                                                             Signature(s) (if held jointly)       (SIGN IN THE BOX)

                                                             NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                                                             PROXY CARD. All joint owners should sign. When signing
                                                             as executor, administrator, attorney, trustee or
                                                             guardian or as custodian for a minor, please give full
                                                             title as such. If a corporation, limited liability
                                                             company, or partnership, please sign in full entity
                                                             name and indicate the signer's position with the
                                                             entity.

                                                                                     (ARROW)

*--+

                                                             (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR
                                                                       BLUE INK OR NUMBER 2 PENCIL. [X] (ARROW)
                                                                       PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                            FOR   AGAINST   ABSTAIN

1.   To approve changing the Fund's sub-classification from "diversified" to                [ ]     [ ]       [ ]
     "non-diversified" and eliminating the Fund's related fundamental investment restriction on diversification.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(INVESCO AIM(SM) LOGO)
                                        FOUR EASY WAYS TO VOTE YOUR PROXY

                         INTERNET:  Go to XXXXXXXXXXXXX and follow the online directions.
                         TELEPHONE: Call XXXXXXXXXXX and follow the simple instructions.
                         MAIL:      Vote, sign, date and return your proxy by mail.
                         IN PERSON: Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM INDEPENDENCE 2040 FUND (THE "FUND")                      PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM GROWTH SERIES (THE "TRUST")          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                               HELD AUGUST 27, 2009

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on August 27, 2009, at 3:00 p.m., Central
Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES
WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE PROPOSAL.

                                                             NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                   PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                             (ARROW)

                                                                   PROXY MUST BE SIGNED AND DATED BELOW.

                                                             Dated
                                                                   ----------------------


                                                             ------------------------------------------------------
                                                             Signature(s) (if held jointly)       (SIGN IN THE BOX)

                                                             NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                                                             PROXY CARD. All joint owners should sign. When signing
                                                             as executor, administrator, attorney, trustee or
                                                             guardian or as custodian for a minor, please give full
                                                             title as such. If a corporation, limited liability
                                                             company, or partnership, please sign in full entity
                                                             name and indicate the signer's position with the
                                                             entity.

                                                                                     (ARROW)

*--+

                                                             (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR
                                                                       BLUE INK OR NUMBER 2 PENCIL. [X] (ARROW)
                                                                       PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                            FOR   AGAINST   ABSTAIN
1.   To approve changing the Fund's sub-classification from "diversified" to
     "non-diversified" and eliminating the Fund's related fundamental investment            [ ]     [ ]       [ ]
     restriction on diversification.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                         FOUR EASY WAYS TO VOTE YOUR PROXY

(INVESCO AIM(SM) LOGO)   INTERNET:  Go to XXXXXXXXXXXXX and follow the online directions.
                         TELEPHONE: Call XXXXXXXXXXX and follow the simple instructions.
                         MAIL:      Vote, sign, date and return your proxy by mail.
                         IN PERSON: Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM INDEPENDENCE 2050 FUND (THE "FUND")                      PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM GROWTH SERIES (THE "TRUST")          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                               HELD AUGUST 27, 2009

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on August 27, 2009, at 3:00 p.m., Central
Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES
WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE PROPOSAL.

                                                             NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                   PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                             (ARROW)

                                                                   PROXY MUST BE SIGNED AND DATED BELOW.

                                                             Dated
                                                                   ----------------------


                                                             ------------------------------------------------------
                                                             Signature(s) (if held jointly)       (SIGN IN THE BOX)

                                                             NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                                                             PROXY CARD. All joint owners should sign. When signing
                                                             as executor, administrator, attorney, trustee or
                                                             guardian or as custodian for a minor, please give full
                                                             title as such. If a corporation, limited liability
                                                             company, or partnership, please sign in full entity
                                                             name and indicate the signer's position with the
                                                             entity.

                                                                                     (ARROW)
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                                                             (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR
                                                                       BLUE INK OR NUMBER 2 PENCIL. [X] (ARROW)
                                                                       PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                            FOR   AGAINST   ABSTAIN

1.   To approve changing the Fund's sub-classification from "diversified" to                [ ]     [ ]       [ ]
     "non-diversified" and eliminating the Fund's related fundamental investment restriction on diversification.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.
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